METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED DECEMBER 29, 2010

TO THE

PROSPECTUS DATED MAY 1, 2010

ARTIO INTERNATIONAL STOCK PORTFOLIO

In the subsection entitled “Principal Investment Strategies” of the section entitled “Portfolio Summary,” the first paragraph is amended and restated as follows:

Artio Global Management LLC (“Artio”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of its assets in stocks. Stocks include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Portfolio normally invests in companies with a minimum market capitalization of $2.5 billion. The Portfolio normally invests in at least four different countries and at least 65% of its total assets in no fewer than three different countries outside the U.S. The Portfolio may also invest up to 35% of its total assets in emerging market securities.